                                                                 EXHIBIT 24.1

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director and the Chairman of the Board of Checkers Drive-In Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director and Chairman of the Board, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                        ---------------------------------
                                        William P. Foley, III
                                        Director and Chairman of the Board

                                                            EXHIBIT 24.1


                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director and the Vice Chairman of the Board of Checkers Drive-In Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director and Vice Chairman of the Board, to sign Registration Statement on such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.



                                     ---------------------------------------
                                     Peter C. O'Hara
                                     Director and Vice Chairman of the Board

                                                            EXHIBIT 24.1


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Senior Vice President and Chief Financial Officer of Checkers Drive-In Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Senior Vice President and Chief Financial Officer, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                          ------------------------------
                                          Theodore Abajian
                                          Senior Vice President and
                                          Chief Financial Officer

                                                            EXHIBIT 24.1


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director and the Chief Executive Officer and President of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as Chief Executive Officer, President and Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.



                                         ----------------------------------
                                         Daniel J. Dorsch
                                         Director, Chief Executive Officer
                                         and President

                                                            EXHIBIT 24.1


                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                          -----------------------------
                                          Terry N. Christensen
                                          Director

                                                            EXHIBIT 24.1


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                         --------------------------------
                                         Clarence V. McKee
                                         Director

                                                            EXHIBIT 24.1


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.



                                         --------------------------------
                                         C. Thomas Thompson
                                         Director

                                                            EXHIBIT 24.1


                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                         --------------------------------
                                         Burt Sugarman
                                         Director

                                                            EXHIBIT 24.1


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.



                                         --------------------------------
                                         William D. Davis
                                         Director

                                                            EXHIBIT 24.1


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                         --------------------------------
                                         Andrew F. Puzder
                                         Director

                                                            EXHIBIT 24.1


                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                         --------------------------------
                                         David Gotterer
                                         Director

                                                            EXHIBIT 24.1


                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Checkers Drive-in Restaurants, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $.001 par value per share, to be offered to eligible employees pursuant to the Checkers Drive-In Restaurants, Inc. Employee Stock Purchase Plan, hereby constitutes and appoints DANIEL J. DORSCH, THEODORE ABAJIAN and ANDREW D. SIMONS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Registration Statement on Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Registration Statement on Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents required to be filed with any state securities regulatory board or commission pertaining to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this _____ day of July, 2000.


                                         --------------------------------
                                         Ronald B. Maggard
                                         Director